                                                                    EXHIBIT 10.5

        FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of August 29, 2003 is among HORIZON HEALTH CORPORATION, a Delaware Corporation (the "Parent"), HORIZON MENTAL HEALTH MANAGEMENT, INC., a Texas Corporation (the "Borrower"), each of the banks or other lending institutions party hereto, and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, who was the successor in interest by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association), as the agent (the "Agent").

                                    RECITALS:

         A. The Parent, the Borrower, the Agent, and certain banks and other lending institutions have entered into that certain Second Amended and Restated Credit Agreement dated as of May 23, 2002 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 25, 2002, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of October 4, 2002 (the "Second Amendment"), that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of April 4, 2003 (the "Third Amendment"), and as the same may hereafter be further amended or otherwise modified, herein the "Agreement").

         B. On June 1, 2003, the Parent transferred 1,000 shares of Mental Health Outcomes, Inc. to the Borrower.

         C. Effective as of June 30, 2003, Employee Assistance Programs International, Inc. was converted into Employee Assistance Programs International, LLC and Occupational Health Consultants of America, Inc. was converted into Occupational Health Consultants of America, LLC.

         D. Effective as of June 30, 2003, Horizon Behavioral Services of Florida, Inc. merged into HBS-FL Acquisition, LLC and HBS-FL Acquisition, LLC changed its name to Horizon Behavioral Services of Florida, LLC.

         E. Effective as of June 30, 2003, Florida Psychiatric Associates, Inc. merged into FPA-FL Acquisition, LLC and FPA-FL Acquisition, LLC changed its name to Florida Psychiatric Associates, LLC.

         F. Pursuant to the terms of that certain Lease Agreement dated as of December 20, 1995 between North Central Development Company ("North Central") and the Parent (as amended or otherwise modified, the "Lease Agreement"), by deed dated July 31, 2003 the Parent exercised its right to purchase North Central's interest in the Leased Premises (as defined in the Lease Agreement).

         G. The Parent wishes to repurchase shares of its stock on the open market or through privately negotiated transactions, in addition to those shares that were repurchased pursuant to the Second Amendment and the Third Amendment, in an amount not to exceed $7,500,000.

         H. The Borrower has requested that the Revolving Commitments be increased by an aggregate amount equal to $30,000,000. Pursuant to the terms of this Amendment and in consideration for, among other consideration, the Obligated Parties' agreement to grant to the Agent, for the benefit of itself and the other Banks, a security interest in all owned real property of the Obligated Parties, including, without limitation, the real property described in that certain Deed of Trust, Absolute Assignment of Rents, Security Agreement and Financing Statement dated as of the date hereof executed


FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 1 by the Parent for the benefit of the Agent, as agent for itself and the other Banks (attached hereto as Exhibit A, the "Deed of Trust"), each of Bank of America, National Association and JPMorgan Chase Bank have agreed to increase their respective Revolving Commitment by $5,000,000 and Wells Fargo Bank Texas, National Association has agreed to be added as a "Bank" under the Agreement with a Revolving Commitment of $20,000,000.

         I. In connection with the Parent's repurchase of shares of its stock and the Borrower's request for an increase in the Revolving Commitments, the Parent and the Borrower have requested that the Agent and the Banks amend certain provisions of the Agreement. Subject to satisfaction of the conditions set forth herein, the Agent and the Banks party hereto are willing to amend the Agreement as herein set forth

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

                                   ARTICLE I.

                                   Definitions

              Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                  ARTICLE II.

                                   Amendments

              Section 2.1. Amendment to Section 1.1 - DEFINITIONS. Section 1.1 of the Agreement is amended as follows:

                     (a) To amend the first sentence of the definition of "Interest Period" in its entirety to read as follows:

                           "Interest Period" means with respect to any
                  Eurodollar Accounts, each period commencing on the date such Account is established or Converted from a Base Rate Account or the last day of the next preceding Interest Period with respect to such Eurodollar Account, and ending on the numerically corresponding day in the first, second, third, sixth or twelfth calendar month thereafter, as Borrower may select as provided in Section 4.5 or 5.3, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

                     (b) to add each of the following definitions, in alphabetical order, thereto:

                           "Mortgage" means a mortgage, deed of trust,
                  assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations, including, without limitation, that certain Deed of Trust, Absolute Assignment of Rents, Security Agreement and Financing Statement dated as of August 29, 2003 executed by the Parent for the


FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 2
                  benefit of the Agent, as agent for itself and the other Banks. Each Mortgage shall be satisfactory in form and substance to the Agent.

                           "Mortgaged Property" means, initially, each parcel of
                  real property and the improvements thereto owned by an Obligated Party and identified on Schedule 8.6, and includes each other parcel of owned real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 9.10(f).

                     (c) to amend each of the following definitions in its entirety to read as follows:

                           "Collateral" means the property in which Liens have
                  been granted pursuant to the Parent Security Agreement, the Parent Pledge Agreement, the Subsidiary Security Agreement, the Subsidiary Pledge Agreements, and the Mortgages whether such Liens are now existing or hereafter arise.

                           "Revolving Commitment" means, as to each Bank, the
                  obligation of such Bank to make advances of funds and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Bank's Revolving Exposure hereunder, as such commitment may be reduced or terminated pursuant to Sections 2.6, 5.4(b), or 12.2. The amount of each Bank's Revolving Commitment is set forth opposite the name of such Bank on
                  Schedule 1.1(a) hereto under the heading "Revolving Commitment" or in the most recent Assignment and Acceptance executed by such Bank pursuant to which such Bank shall have assumed its Revolving Commitment. The aggregate amount of the Revolving Commitments of all Banks as of August 29, 2003 is equal to Sixty Million Dollars ($60,000,000).

                           "Security Documents" means each of the Parent Pledge
                  Agreement, the Parent Security Agreement, the Subsidiary Pledge Agreements, the Subsidiary Security Agreement, the Mortgages, and all amendments and modifications thereto.

                     (d) to delete the definition of "Increased Commitment Supplement".

              Section 2.2. Amendment to Section 2.6(b) - INCREASE OF REVOLVING COMMITMENTS. Section 2.6(b) of the Agreement is amended in its entirety to read "Reserved."

              Section 2.3. Amendment to Section 2.7(k) - FEES. Clause (i) of
Section 2.7(k) is amended in its entirety to read as follows:

         (i) to the Agent for the account of each Bank a participation fee with respect to its participations in Letters of Credit, which shall accrue on the average daily amount of such Bank's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements), during the period from and including the Closing Date to but excluding the later of the date on which such Bank's Revolving Commitment terminates and the date on which such Bank ceases to have any LC Exposure, at a rate per annum equal to the Eurodollar Rate Margin for Interests Periods equal to 1, 2, 3 or 6 months in effect from time to time pursuant to Section 4.2,



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 3

              Section 2.4. Amendment to Section 4.2(b) - "EURODOLLAR RATE MARGIN". Clause (b), the table and the last paragraph of Section 4.2 of the Agreement are amended in their respective entireties to read as follows:

                  (b) "Eurodollar Rate Margin" shall mean (i) during the period commencing on the Closing Date and ending on but not including the first Adjustment Date, two percent (2.00%) per annum and (ii) during each Calculation Period, for Eurodollar Accounts (A) with Interest Periods equal to one, two, three or sixth months the percent per annum set forth in the table below under the heading Eurodollar Rate Margin equal to 1, 2, 3 or 6 months and (B) with Interest Periods equal to twelve months the percent per annum set forth in the table below under the heading Eurodollar Rate Margin equal to 12 months opposite the Indebtedness to Adjusted EBITDA Ratio which corresponds to the Indebtedness to Adjusted EBITDA Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

                                                  Eurodollar Rate           Eurodollar Rate
                                                Margin for Interest        Margin for Interest
      Indebtedness to Adjusted                 Periods equal to 1, 2,      Periods equal to 12       Base
            EBITDA Ratio                            3 or 6 months               months              Margin
      ------------------------                 ----------------------      -------------------      ------
Greater than or equal to 2.00 to 1.00                    2.75%                   2.875%             1.25%

Greater than or equal to 1.50 to 1.00 but
less than 2.00 to 1.00                                   2.50%                   2.625%             1.00%

Greater than or equal to 1.00 but less than
1.50 to 1.00                                             2.25%                   2.375%             0.75%

Less than 1.00 to 1.00                                   2.00%                   2.125%             0.50%

         Upon delivery of the Compliance Certificate pursuant to subsection 9.1(c) in connection with the financial statements of Parent and the Subsidiaries required to be delivered pursuant to Section 9.1(b) at the end of each Fiscal Quarter commencing with such Compliance Certificate delivered with respect to the Fiscal Quarter ending on August 31, 2002, the Base Margin and the Eurodollar Rate Margins (for Interest Periods commencing after the applicable Adjustment Date) shall automatically be adjusted in accordance with the Indebtedness to Adjusted EBITDA Ratio set forth therein and the table set forth above, such automatic adjustment to take effect as of the first Business Day after the receipt by Agent of the related Compliance Certificate pursuant to
         Section 9.1(c) (each such Business Day when such margins change pursuant to this sentence or the next following sentence, herein an "Adjustment Date"). If Parent fails to deliver such Compliance Certificate which so sets forth the Indebtedness to Adjusted EBITDA Ratio within the period of time required by subsection 9.1(c): (i) the Base Margin shall automatically be adjusted to one and one-quarter percent (1.25%) per annum and (ii) the Eurodollar Rate Margin (for Interest Periods commencing after the applicable Adjustment Date) shall automatically be adjusted for Interest Periods equal to one, two, three or six months to two and three-quarters percent (2.75%) per annum and for Interest Periods equal to twelve months to two and seven-eighths percent (2.875%) per annum, such automatic adjustments to take effect as of the first Business Day after the last day on which Parent was required to deliver the applicable Compliance Certificate in accordance with Section 9.1(c) and to remain in effect until subsequently adjusted in accordance herewith upon the delivery of a Compliance Certificate.



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

              Section 2.5. Amendment to Section 8.6 - RIGHTS IN PROPERTIES; LIENS. Section 8.6 of the Agreement is amended in its entirety to read as follows:

                  Section 8.6 Rights in Properties; Liens. Rights in Properties; Liens. Parent and each Subsidiary have good title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the May 31, 2003 financial statements furnished to the Agent and each Bank pursuant to Section 9.1 and in their respective Mortgaged Properties described on Schedule 8.6, and none of the properties, assets, or leasehold interests of Parent or any Subsidiary is subject to any Lien, except as of August 29, 2003, as reflected on Schedule
         10.2 and, at all times after August 29, 2003, as permitted by Section
         10.2. Schedule 8.6 sets forth the address of each piece of real property that is owned by the Parent or any of its Subsidiaries.

              Section 2.6. Amendment to Section 8.9 - DEBT. Section 8.9 of the Agreement is amended in its entirety to read as follows:

                  Section 8.9 Debt. Parent and the Subsidiaries have no Debt, except, as of August 29, 2003, the Debt described on Schedule 10.1 and, at all times after August 29, 2003, as permitted by Section 10.1.

              Section 2.7. Amendment to Section 8.14 - SUBSIDIARIES. Section
8.14 of the Agreement is amended in its entirety to read as follows:

                  Section 8.14 Subsidiaries. As of August 29, 2003, Parent has no Subsidiaries other than those listed on Schedule 8.14 hereto.
         Schedule 8.14 sets forth the type of each Subsidiary listed thereon, the jurisdiction of incorporation or organization of each such Subsidiary, the percentage of Parent's or a Subsidiary's ownership of the outstanding voting stock (or other ownership interests) of each such Subsidiary and, the authorized, issued, and outstanding capital stock (or other equity interests) of each such Subsidiary. All of the outstanding capital stock (or other equity interests) of each Subsidiary listed on Schedule 8.14 has been validly issued, is fully paid, and is nonassessable. There are no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, capital stock of any Subsidiary except as disclosed on Schedule 8.14. All of the outstanding capital stock (or other equity interests) of the Borrower, each of the Obligated Parties (other than the Parent) and each of the Restricted Group Members has been pledged to the Agent. Borrower and all of the Obligated Parties are parties to either the Subsidiary Security Agreement or the Parent Security Agreement and the Guaranty.

              Section 2.8. Amendment to Section 9.10 - FURTHER ASSURANCES AND EXCEPTIONS TO PERFECTION. Section 9.10 of the Agreement is amended by adding a new clause (f) which shall read in its entirety as set forth in clause (f) below:

                  (f) Mortgages; Title Insurance; Surveys and Related Documentation.

                           (i) Title Insurance. Within sixty (60) days following
                  delivery of any Mortgage (including without limitation, the Mortgage delivered on August 29, 2003), Parent shall deliver or cause to be delivered to Agent lender's title insurance policies issued by title insurers satisfactory to Agent (the "Mortgage Policies") in form and substance and in amounts satisfactory to Agent assuring Agent that such Mortgage is a valid and enforceable first priority



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 5
                  mortgage liens on the respective Mortgaged Property or Additional Mortgaged Property (as defined below), free and clear of all defects and encumbrances except as approved by Agent. The Mortgage Policies shall be in form and substance satisfactory to Agent and shall include an endorsement insuring against the effect of future advances under this Agreement, for mechanics' liens and for any other matter that Agent may request, and shall provide for affirmative insurance and such reinsurance as Agent may request.

                           (ii) Additional Mortgaged Property. Agent may from
                  time to time designate owned real property of Parent or any Subsidiary after August 29, 2003 as "Additional Mortgaged Property", in which case Parent shall, or shall cause the applicable Subsidiary, as promptly as possible (and in any event within sixty (60) days after such designation) to deliver to Agent a fully executed Mortgage, in form and substance satisfactory to Agent together with title insurance policies, surveys, appraisals, environmental reports and other documentation required by this Section 9.10. Parent and Borrower agree that, following the taking of the actions with respect to any Additional Mortgaged Property required by the immediately preceding sentence, Agent shall have a valid and enforceable first priority mortgage on the respective Additional Mortgaged Property, free and clear of all defects and encumbrances except as permitted by Section 10.2.

                           (iii) Surveys. If requested by Agent or required by
                  applicable law, Parent shall deliver or cause to be delivered to Agent current surveys, certified by a licensed surveyor meeting ALTA requirements. All such surveys shall be sufficient to allow the issuer of the mortgage policy to issue a lender's policy.

                           (iv) Appraisals. If requested by Agent or required by
                  applicable law, Parent shall deliver or cause to be delivered from time to time to Agent a current appraisal of each Mortgaged Property and each Additional Mortgaged Property, such appraisals to be in form and substance satisfactory to Agent.

                           (v) Environmental Reports. If Agent at any time has
                  reasonable basis to believe that there may be a material violation of any Environmental Laws by, or any material liability arising thereunder of, Parent or any Subsidiary or related to any Mortgaged Property or Additional Mortgaged Property or real property adjacent to any Mortgaged Property or Additional Mortgaged Property, then Parent agrees, upon the request of Agent to provide Agent with such environmental reports and assessments, certificates, engineering studies or other written material or data as Agent may reasonably require relating thereto. If Agent at any time has reasonable basis to believe that there may be a violation of any Environmental Laws by, or any liability arising thereunder of, Parent or any Subsidiary or related to any real property owned, leased or operated by Parent or any Subsidiary (other than the Mortgaged Property) or any property adjacent to such property which violation or liability could have a Material Adverse Effect, then Parent agrees, upon the request of Agent to provide Agent with such environmental reports and assessments, certificates, engineering studies or other written material or data as the Agent may reasonably require relating thereto.

                           (vi) Environmental Remediation In the event that
                  Agent determines from the environmental reports or information delivered pursuant to clause (f)(v) of this Section 9.10 or pursuant to any other information, that Remedial Action is necessary with respect to Parent or any Subsidiary or its property, Parent shall



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 6
                  take such Remedial Action or other action as Agent may reasonably require to cure, or protect against, any material violation or potential violation of any Environmental Laws or any material actual or potential Environmental Liability.

              Section 2.9. Amendment to Section 10.4 - RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Clauses (iii) and (iv) of Section 10.4 of the Agreement are amended in their respective entireties to read as set forth in clauses (iii) and (iv) below:

         (iii) Parent may redeem or repurchase shares of its stock issued to employees and directors under Parent's benefit programs; provided that
         (A) no Default exists or would result therefrom and (B) the aggregate amount paid by Parent in connection with such redemptions and repurchases during the Fiscal Year ending August 31, 2004 does not exceed Two Million Dollars ($2,000,000) and during any Fiscal Year thereafter does not exceed One Million Dollars ($1,000,000) (for the purposes of this Section 10.4(iii), stock conveyed, transferred or surrendered in connection with the exercise of stock options shall not be considered redeemed or repurchased to the extent no cash consideration is paid to employees or directors in connection with such exercise); and (iv) during the period from August 29, 2003 through May 31, 2005, Parent may repurchase shares of its stock on the open market or through privately negotiated transactions (in addition to those purchased under clause (iii) of this Section 10.4); provided that (A) no Default exists or would result therefrom, (B) the aggregate amount paid by Parent for such repurchases completed during such period does not exceed Seven Million Five Hundred Thousand Dollars ($7,500,000),
         (C) as of the date of any such repurchase, the ratio of pro forma Indebtedness outstanding as of the date of any such repurchase (after giving effect to any borrowings made in connection therewith to fund the purchase thereof) to the Adjusted EBITDA for the most recently completed four (4) Fiscal Quarter period as of the date of such repurchase, does not exceed 1.50 to 1.00, and (D) as of the date of any such repurchase that is in an amount greater than $100,000 and, in any event, within fifteen (15) days after the end of each month ending during the period from August 29, 2003 through May 31, 2005, Parent delivers to Agent a certificate completed and executed by the chief executive or chief financial officer of Parent setting forth in reasonable detail the calculations required to establish compliance with clauses (B) and (C) of this clause (iv) and stating that no Default exists or would result from any such repurchase or, if applicable, existed during such month.

              Section 2.10. Amendment to Section 11.1 - CONSOLIDATED NET WORTH. The first sentence of Section 11.1 of the Agreement is amended in its entirety to read as follows:

                  Section 11.1 Consolidated Net Worth. Parent will at all times maintain Consolidated Net Worth in an amount not less than the sum of
         (a) $55,635,045, minus (b) the lesser of (i) $500,000 or (ii) the aggregate amount of the non-cash losses attributable to the impairment of its goodwill and which were incurred and reported by Parent on its financial statements during its Fiscal Year ending August 31, 2002 which have resulted from Parent's compliance with statement number 142 of the Financial Accounting Standards Board, plus (c) fifty percent (50%) of Parent's cumulative net income determined on a consolidated basis in accordance with GAAP for each Fiscal Quarter to have completely elapsed since May 31, 2003, plus (d) one hundred percent (100%) of the net cash proceeds of any sale of equity securities or other contributions to the capital of Parent received by Parent since May 31, 2003, minus (e) the lesser of $7,500,000 or the aggregate amount paid by Parent for its repurchase of shares of its stock on the open market or through privately negotiated transactions pursuant to clause (iv) of Section 10.4, calculated without duplication.



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 7

              Section 2.11. Amendment to Section 11.2 - INDEBTEDNESS TO CAPITALIZATION. The definition of "Indebtedness" set forth in Section 11.2 is amended in its entirety to read as follows:

                  "Indebtedness" means, at the time of determination, the sum of the following determined for Parent and the Subsidiaries on a consolidated basis (without duplication): (a) all obligations for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all Capital Lease Obligations; and (d) all obligations to reimburse the issuer of any letter of credit for amounts drawn or drawable.

              Section 2.12. Amendment to Section 12.1 - EVENTS OF DEFAULT. Clause (l) of Section 12.1 is amended in its entirety to read as follows:

                  (l) Ninety (90) days shall have elapsed after the Management Change Date and James Ken Newman shall not have been replaced as President and Chief Executive Officer of the Parent with a qualified individual. As used in this clause (l), the term "Management Change Date" means the date when James Ken Newman (i) ceases to hold the titles and responsibilities of President and Chief Executive Officer of the Parent or (ii) otherwise fails to be active in the management of the day to day operations of the Parent.

              Section 2.13. Amendment to Section 12.1 - EVENTS OF DEFAULT.
Section 12.1 of the Agreement is amended by adding a new clause (n) which shall read in its entirety as set forth in clause (n) below:

                  (n) Any Event of Default (as defined in any Mortgage) shall occur.

              Section 2.14. Amendment to Section 14.11 - AMENDMENTS. Section
14.11 of the Agreement is amended in its entirety to read as follows:

                  Section 14.11 Amendments. No amendment or waiver of any provision of any Loan Document to which Borrower or Parent is a party, nor any consent to any departure by Borrower or Parent therefrom, shall in any event be effective unless the same shall be agreed or consented to by Required Banks, Parent and Borrower and in the case of any other Loan Document, unless the same shall be agreed or consented to by Agent acting with the consent of the Required Banks and the other parties thereto. Each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, no amendment, waiver, or consent shall:
         (a) without the consent of each Bank affected thereby: (i) increase the Revolving Commitment of a Bank, (ii) reduce the principal of, or interest on, the Revolving Notes or the LC Disbursements, or any fees or other amounts payable hereunder to such Bank; (iii) postpone any date fixed for any payment of principal of, or interest on, the Revolving Note payable to such Bank, the LC Disbursements, or any fees or other amounts payable to such Bank hereunder; (b) change the percentage of the Revolving Commitments or of the aggregate unpaid principal amount of the Revolving Notes or the number of Banks which shall be required for the Banks or any of them to take any action under any Loan Document without the consent of all Banks; (c) change any provision contained in this Section 14.11 without the consent of all Banks; or (d) release any Collateral or release Borrower or any Obligated Party from liability without the consent of all Banks. Notwithstanding anything to the contrary contained in this Section, no amendment, waiver, or consent shall be made (a) with respect to Article XIII hereof without the prior



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 8 written consent of the Agent and (b) which affects the rights or duties of the Issuing Bank without the prior written consent of the Issuing Bank.

              Section 2.15. Amendment to Exhibit C - COMPLIANCE CERTIFICATE. Exhibit C to the Agreement is amended in its entirety to read as set forth on Exhibit B attached hereto.

              Section 2.16. Amendment to Exhibit D - INCREASED COMMITMENT SUPPLEMENT. Exhibit D to the Agreement is amended in its entirety to read "Reserved."

              Section 2.17. Amendment to Schedule 1.1(a) - REVOLVING COMMITMENTS. Schedule 1.1(a) to the Agreement is amended in its entirety to read as set forth on Schedule 1.1(a) attached hereto.

              Section 2.18. Addition of Schedule 8.6 - RIGHTS IN PROPERTIES; LIENS. The Agreement is amended to add Schedule 8.6 thereto which shall read in its entirety as set forth on Schedule 8.6 attached hereto.

              Section 2.19. Amendment to Schedules 8.14, 8.14A, 10.1, 10.2 and
10.5 - LIST OF SUBSIDIARIES, ORGANIZATIONAL CHART, DEBT, EXISTING LIENS AND EXISTING INVESTMENTS. Schedules 8.14, 8.14A, 10.1, 10.2 and 10.5 to the Agreement are amended in their respective entireties as set forth on Schedules 8.14, 8.14A, 10.1, 10.2 and 10.5, respectively, attached hereto.

                                  ARTICLE III.

            Addition of Wells Fargo Bank Texas, National Association


              Section 3.1. Added Bank. Wells Fargo Bank Texas, National Association ("Added Bank") agrees that its Revolving Commitment shall be equal to the amount set forth opposite its name on Schedule 1.1(a) to the Agreement after giving effect to this Amendment. Added Bank (a) represents and warrants to the Agent that it is legally authorized to enter into the Agreement, (b) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Agreement, (c) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and the other Loan Documents, (d) confirms that, upon the approval of the Agent and the Borrower, it is an Eligible Assignee, (e) appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (f) agrees that it is a "Bank" under the Agreement and will perform in accordance with their terms all obligations which by the terms of the Agreement and the other Loan Documents are required to be performed by it as a Bank.

              Section 3.2. Address for Notices. For purposes of Section 14.13 of the Agreement, the "Address for Notices" for Added Bank is as set forth below its name on the signature pages hereof.



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 9

                                   ARTICLE IV.

                              Conditions Precedent

              Section 4.1. Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

                     (a) The Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

                                    (i) Amendment Fee. Payment of the amendment
                           fee required by Section 5.6 of this Amendment;

                                    (ii) Upfront Fee. Payment of the upfront fee
                           required by Section 5.7 of this Amendment;

                                    (iii) Revolving Notes. New Revolving Notes
                           duly executed by the Borrower in favor of each Bank (including, Added Bank) in the amount of such Bank's Revolving Commitment as set forth on Schedule 1.1(a) of the Agreement after giving effect to this Amendment;

                                    (iv) Deed of Trust. Original counterparts of
                           the Deed of Trust duly executed by the Borrower;

                                    (v) Title Policy. A policy or policies of
                           title insurance issued by a nationally recognized title insurance company, insuring the Lien of the Deed of Trust as a valid first Lien on the Mortgaged Property (as defined therein), free of any other Liens except as permitted by Section 10.2 of the Agreement, together with endorsements, coinsurance and reinsurance as the Agent may require;

                                    (vi) Resolutions. Resolutions of the Board
                           of Directors of Parent and each Subsidiary certified by its Secretary or an Assistant Secretary which authorize the increase in the Revolving Commitments, the Deed of Trust, and its execution, delivery, and performance of the Loan Documents to which it is or is to be a party;

                                    (vii) Articles of Incorporation. The
                           articles of incorporation of Parent and each Subsidiary certified by the Secretary of State of the state of its incorporation (or the other appropriate governmental officials of its jurisdiction of organization) and dated a current date or, if applicable, a certification that such articles of incorporation have not changed since the certified copies delivered under the Existing Credit Agreement or Original Credit Agreement;

                                    (viii) Bylaws. The bylaws of Parent and each
                           Subsidiary certified by its Secretary or an Assistant Secretary or, if applicable, a certification that such bylaws have not changed since the certified copies delivered under the Existing Credit Agreement or Original Credit Agreement;

                                    (ix) Governmental Certificates. Certificates
                           of the appropriate government officials of the state of incorporation of Parent and each Subsidiary as to its existence and good standing, all dated a current date;



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 10

                                    (x) Additional Information. Such additional
                           documentation, approvals, opinions, and information as Agent or its legal counsel Jenkens & Gilchrist, a Professional Corporation, may request; and

                     (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

                     (c) No Default or Event of Default shall have occurred and be continuing; and

                     (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel Jenkens & Gilchrist, a Professional Corporation.

                                   ARTICLE V.

                                  Miscellaneous

              Section 5.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

              Section 5.2. Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Banks as follows: (a) after giving effect to this Amendment, no Default exists; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; and
(c) the execution, delivery, and performance of this Amendment has been duly authorized by all necessary action on the part of Parent, Borrower, and each Obligated Party and does not and will not (i) violate any provision of law applicable to the Borrower, the Parent, or any Obligated Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of the Borrower, the Parent, or any Obligated Party or any order, judgment, or decree of any court or agency of government binding upon the Borrower, the Parent, or any Obligated Party, (ii) conflict with, result in a breach of or constitute (with due notice of lapse of time or both) a default under any material contractual obligation of the Borrower, the Parent, or any Obligated Party, (iii) result in or require the creation or imposition of any material lien upon any of the assets of the Borrower, the Parent, or any Obligated Party, or (iv) require any approval or consent of any Person under any material contractual obligation of the Borrower, the Parent, or any Obligated Party.

         IN ADDITION, TO INDUCE THE AGENT AND THE BANKS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER, THE PARENT, AND EACH OBLIGATED PARTY (BY IT EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

                  (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 11

                  (b) RELEASE. RELEASES AND DISCHARGES THE AGENT AND THE BANKS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY OBLIGATED PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

              Section 5.3. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

              Section 5.4. Reference to Agreement. Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

              Section 5.5. Expenses of Agent. As provided in the Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the costs and fees of the Agent's legal counsel.

              Section 5.6. Amendment Fee. The Borrower agrees to pay to each of JPMorgan Chase Bank and Bank of America, National Association, on the date hereof, an amendment fee in the amount of $25,000 each, in consideration for such Banks' agreement to enter into this Amendment.

              Section 5.7. Upfront Fee. The Borrower agrees to pay to each of JPMorgan Chase Bank and Bank of America, National Association, on the date hereof, an upfront fee in the amount of $50,000 each, in consideration for such Banks' agreement to increase their Revolving Commitments. The Borrower agrees to pay to Added Bank, on the date hereof, an upfront fee in the amount of $200,000 in consideration for Added Bank's agreement to be added as a "Bank" under the Agreement with a Revolving Commitment of $20,000,000.

              Section 5.8. Tax Shelter Regulations. Notwithstanding anything in the Agreement, in any Loan Document, or in any Commitment Letter or Fee Letter among any of the parties hereto to the contrary, any agreement by the Agent or any Bank to keep any information about the Borrower or any Obligated Party confidential shall not include, and the Agent and each Bank may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated by the Agreement or any other Loan Document and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Bank relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transactions as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated thereby.



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 12

              Section 5.9. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

              Section 5.10. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

              Section 5.11. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, each Bank and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

              Section 5.12. Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

              Section 5.13. Effect of Waiver. No consent or waiver, express or implied, by the Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

              Section 5.14. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

              Section 5.15. ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.

                           PARENT AND BORROWER:

                           HORIZON HEALTH CORPORATION
                           HORIZON MENTAL HEALTH MANAGEMENT, INC.


                           By:    /s/ Ronald C. Drabik
                              -------------------------------------------------
                           Name:      Ronald C. Drabik
                                -----------------------------------------------
                                   Authorized Officer for both Parent and
                                   Borrower



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 13

                           AGENT AND BANKS:


                           JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, who was successor-in- interest by merger to the Chase Bank of Texas, National Association who was formerly known as TEXAS COMMERCE BANK NATIONAL ASSOCIATION), individually as a Bank, as Agent, and as Issuing Bank


                           By:     /s/ Jorge L. Calderon
                              -------------------------------------------------
                           Name:       Jorge L. Calderon
                                -----------------------------------------------
                           Title:     Senior Vice President
                                 -----------------------------------------------

                           BANK OF AMERICA, NATIONAL ASSOCIATION


                           By:     /s/ Daniel H. Penkar
                              -------------------------------------------------
                                Daniel H. Penkar, Senior Vice President


                           WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION


                           By:     /s/ Robert Clouse
                              -------------------------------------------------
                              Robert Clouse, Vice President

                           Address for Notices:

                           Mail Address:
                           Wells Fargo Bank Texas, National Association
                           4975 Preston Park Boulevard, Suite 280
                           Plano, Texas 75093

                           Fax No.: (972) 867-5674
                           Telephone No.: (972) 599-5315
                           Attention: Robert Clouse

                           Lending Office for Base Rate Accounts and
                           Eurodollar Accounts:

                           1700 Lincoln Street, 3rd Floor
                           MAC C7300-034
                           Denver, Colorado 80203
                           Attention: Priscilla Shaw-Cleckley
                           Fax No.: (303) 863-6612
                           Telephone No.: (303) 863-2727



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 14

                             OBLIGATED PARTY CONSENT

         Each Obligated Party (i) consents and agrees to this Fourth Amendment to Second Amended and Restated Credit Agreement; (ii) agrees that the Guaranty, Subsidiary Security Agreement, and the Subsidiary Pledge Agreement to which it is a party shall remain in full force and effect and shall continue to be the legal, valid, and binding obligation of such Obligated Party enforceable against it in accordance with its terms; (iii) agrees that the "Obligations" as defined in the Agreement as amended hereby (including, without limitation, all obligations, indebtedness, and liabilities arising in connection with the Letters of Credit and the increase in the Revolving Commitments contemplated hereby) are "Obligations" as defined in the Guaranty; and (iv) agrees that any reference to the "Borrower" in the Guaranty, Subsidiary Security Agreement or Subsidiary Pledge Agreement shall mean Horizon Mental Health Management, Inc. as the "Borrower" hereunder successor by assumption to the obligations of the Parent.


                           OBLIGATED PARTIES:

                           MENTAL HEALTH OUTCOMES, INC.
                           SPECIALTY REHAB MANAGEMENT, INC.
                           HHMC PARTNERS, INC.
                           HORIZON BEHAVIORAL SERVICES, INC.
                           FLORIDA PSYCHIATRIC ASSOCIATES, LLC
                           HORIZON BEHAVIORAL SERVICES OF FLORIDA, LLC.
                           FPMBH OF TEXAS, INC.
                           HMHM OF TENNESSEE, INC.
                           OCCUPATIONAL HEALTH CONSULTANTS OF AMERICA, LLC EMPLOYEE ASSISTANCE SERVICES, INC.
                           HORIZON BEHAVIORAL SERVICES IPA, INC.
                           HORIZON BEHAVIORAL SERVICES OF NEW JERSEY, INC. HORIZON BEHAVIORAL SERVICES OF NEW YORK, INC. PROCARE ONE NURSES, LLC
                           EMPLOYEE ASSISTANCE PROGRAMS INTERNATIONAL, LLC


                           By:     /s/ Ronald C. Drabik
                              -------------------------------------------------
                           Name:       Ronald C. Drabik
                                -----------------------------------------------
                                   Authorized Officer for each Obligated Party



FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 15

                                    EXHIBIT A
                                       TO
                           HORIZON HEALTH CORPORATION
        FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                  Deed of Trust



EXHIBIT A - Solo Page

         DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
                             AND FINANCING STATEMENT


THE STATE OF TEXAS       )
                         )
COUNTY OF DENTON         )

         THIS DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (this "DEED OF TRUST") is made by Horizon Health Corporation, a corporation organized under the laws of the State of Delaware, organizational identification number 2201568 ("MORTGAGOR"), to David L. Mendez of Harris County, Texas, as Trustee ("TRUSTEE"), for the benefit of JPMORGAN CHASE BANK, a New York banking corporation, as agent for itself and the other Banks (as defined below) (in such capacity, "MORTGAGEE").

         For $10 and other consideration, Mortgagor grants to Trustee the Mortgaged Property (defined below) in trust, to secure the payment of the Debt (defined below), and grants a security interest in, pledges and assigns to Mortgagee all Collateral (defined below) owned by Mortgagor or in which Mortgagor has rights or the power to transfer rights and all Collateral in which Mortgagor later acquires ownership, other rights or the power to transfer rights, to secure payment of the Debt. As additional consideration, Mortgagor presently, immediately effective and absolutely assigns to Mortgagee the Rents (defined below), subject to a license back to Mortgagor, as described in Section
8. The conveyance of the Mortgaged Property is subject to the Permitted Encumbrances (defined below). Mortgagor agrees as follows:

         ARTICLE I. Definitions.

                  Section 1.1. "Mortgaged Property" means:

                           (a) The tract or parcel of land, containing 3.537
acres, more or less, in Denton County, Texas described in Exhibit A (the "LAND"), and including (i) all of Mortgagor's interest in the bed of any stream, creek, or waterway or any street, road, right-of-way or easement, open or proposed, on or adjacent to the Land; (ii) all of Mortgagor's interest in any strips and gores between the Land and any abutting properties; and (iii) all rights of ingress and egress, and all other present or future easements and rights appurtenant to, serving or benefiting the Land;

                           (b) All improvements of every type now or later
located on the Land (the "IMPROVEMENTS");

                           (c) All equipment and all materials and other goods
of every type now or later situated upon the Land and (i) intended to be incorporated into the Improvements or (ii) that are or become fixtures related to the Land or the Improvements;

                           (d) All other goods of every type, including
inventory, equipment, farm equipment and farm products now owned or later acquired by Mortgagor and now or later situated on the Land or in the Improvements and that facilitate the use or occupancy of the Improvements; and



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 1

                           (e) All plans and specifications for the
Improvements, all of Mortgagor's rights under all existing and future leases (whether written or oral) of any of the Mortgaged Property (the "LEASES"), construction, maintenance and other contracts relating to the Land or the Improvements, all tenant deposits under any Leases, all licenses, permits, certificates, accounts, instruments, documents, letter of credit rights, letters of credit, moneys, investment property, deposit accounts, general intangibles (including trade names and symbols used in connection with the Land or the Improvements), supporting obligations, wastewater, fresh water and other utility capacity and facilities available to or allocated to the Land or the Improvements, and all other present or future rights and privileges relating to the Land or the Improvements.

                  Section 1.2. "COLLATERAL" means all property described in paragraphs (3), (4) and (5) of the definition of Mortgaged Property, to the extent it is personal property under applicable law, and all proceeds thereof and of any other Mortgaged Property, including but not limited to all interest, dividends, cash, instruments and other personal property now or hereafter received, receivable or otherwise distributed in connection with the sale, lease, license, exchange or other disposition of any of the Mortgaged Property, together with all books and other records of Mortgagor relating thereto.

                  Section 1.3. "RENTS" means all rent and other income from the Mortgaged Property, including all rent and other income under all existing or future Leases.

                  Section 1.4. "DEBT" means (1) all obligations under the Second Amended and Restated Agreement dated May 23, 2002 (as such agreement has been and may further be amended or otherwise modified, the "CREDIT AGREEMENT") among each of the banks or other lending institutions from time to time a party thereto (individually a "Bank" and, collectively, the "BANKS"), Mortgagor, Horizon Mental Health Management, Inc. ("BORROWER") and Mortgagee, and the Revolving Notes, as defined in the Credit Agreement (individually a "NOTE" and collectively the "NOTES"); (2) all amounts for which Mortgagor may become obligated to Mortgagee pursuant to this Deed of Trust; (3) all obligations of Borrower and Mortgagor under any other documents from time to time evidencing, securing or relating to the debt evidenced by the Credit Agreement and the Notes (collectively, including the Credit Agreement and the Notes, the "LOAN DOCUMENTS"); and (4) all other Obligations (as defined in the Credit Agreement). Debt includes all extensions, renewals and modifications of the Notes, whether or not evidenced by new promissory notes or other instruments or other records. A portion of the Debt secured hereby is a revolving credit facility under which, by reason of borrowings, repayments and reborrowings, the principal amount outstanding may fluctuate upward and downward from time to time. By reason of such repayments and/or prepayments, there may be times during which no indebtedness is outstanding under such revolving credit facility but, notwithstanding such times, the lien and all of the provisions of this Deed of Trust shall continue to secure and apply to any subsequent borrowing or reborrowing under such facility as fully and with same force, effect, dignity and priority as is provided by this Deed of Trust with respect to borrowings outstanding prior to such times.

                  Section 1.5. "PERMITTED ENCUMBRANCES" means the liens, easements and encumbrances to title described on Exhibit B, to the extent each is valid, subsisting and affects title to the Mortgaged Property.

                  Section 1.6. All terms used herein shall have the same definitions herein as specified in the Uniform Commercial Code as enacted in the State of Texas and as the same may be amended from time to time (the "UCC") unless otherwise defined herein.



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 2

         ARTICLE II. Mortgagor's Representations and Agreements.

                  Section 2.1. Taxes and Other Impositions. Mortgagor will pay all taxes, assessments, standby fees, homeowners' or condominium association assessments and other impositions (collectively, "IMPOSITIONS") levied or assessed against any of the Mortgaged Property by any governmental authority or any other person, before the Impositions become delinquent, and Mortgagor will provide receipts of all Impositions payments to Mortgagee promptly upon request.

                  Section 2.2. Insurance. Mortgagor will keep the Mortgaged Property insured against loss by fire, storm, gas explosion (if gas is used on the Mortgaged Property) and all other hazards contemplated by a standard all-risk extended coverage endorsement for an amount at least equal to the full insurable value (replacement cost) of the Improvements, and also insured against any other risks, including flood, mudslide and where required by Mortgagee, windstorm, in such amounts and with such endorsements and other terms as Mortgagee requires from time to time The casualty policy will also cover loss of rents from the Mortgaged Property for the time that the Mortgaged Property is unavailable due to any casualty. If the Mortgaged Property is presently located in or is later determined to be in a "special flood hazard area" as set out in the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended by the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law (the "ACTS"), Mortgagor agrees to purchase a flood insurance policy in an amount equal to the greater of (a) the full insurable value of the Improvements and (b) the maximum limit of coverage available for the Mortgaged Property under the Acts in form complying with the "insurance purchase requirement" of the Acts, and provide Mortgagee with evidence of such coverage. Mortgagor will additionally maintain liability insurance and worker's compensation insurance against claims for bodily injury, death or property damage on or around the Mortgaged Property in such amounts and with such endorsements and other terms acceptable to Mortgagee. Mortgagor will provide such other additional insurance as Mortgagee may require from time to time. All required insurance policies must (i) be issued by companies reasonably acceptable to Mortgagee, (ii) name the owner of the Mortgaged Property as either the named insured on the policy or as an additional named insured on an endorsement to the policy; (iii) be indorsed to be payable to Mortgagee as mortgagee insured and loss payee, and (iv) expressly prohibit cancellation or modification without 10 days written notice to Mortgagee. Mortgagor will promptly deliver to Mortgagee the original policies of all required insurance or other evidence of such insurance acceptable to Mortgagee.

                  Section 2.3. Maintenance of Property. Mortgagor will maintain the Mortgaged Property in good condition. If the Mortgaged Property is damaged by any cause, Mortgagor will promptly restore the Mortgaged Property to substantially its condition prior to such damage. Mortgagor will not allow any part of the Mortgaged Property to be torn down, removed or materially altered without Mortgagee's prior written consent.

                  Section 2.4. Title to Property. Mortgagor will warrant and defend Trustee's title to and Mortgagee's security interest in the Mortgaged Property against any person who claims any of it. No person owns any lien or other interest in the Mortgaged Property except the lien and security interest created by this Deed of Trust, other liens and security interests for the benefit of Mortgagee, Permitted Encumbrances and the statutory lien for taxes not yet due. No person other than Mortgagee owns any interest in the Rents. No lien document or financing statement affecting any Mortgaged Property or the Rents, other than lien documents and financing statements in favor of Mortgagee and Permitted Encumbrances, is on file in any public office. If any person claims any interest or encumbrance, except for Permitted Encumbrances, Mortgagor will promptly remove any such adverse claim, lien or encumbrance from the Mortgaged Property or the Rents. Mortgagor will give Mortgagee prompt notice



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 3
of an assertion by any person of any interest or encumbrance affecting, or any legal proceeding affecting, any part of the Mortgaged Property or the Rents. Mortgagor will take any action Mortgagee requires to protect, assure or enforce the lien and security interest of this Deed of Trust and the assignment of the Rents. This paragraph will survive termination or foreclosure of this Deed of Trust.

                  Section 2.5. Books and Records. Mortgagor will maintain accurate and complete books and other records regarding the Mortgaged Property, including finances, leases and the physical condition of the Mortgaged Property. All financial accounting records will be maintained consistent with generally accepted accounting principles, consistently applied, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accounts and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable as of the date in question..

                  Section 2.6. Inspection. Upon two (2) Business Day's (as defined in the Credit Agreement) prior notice to Mortgagor, Mortgagor will (i) during normal business hours permit representatives of Mortgagee to go upon, examine and inspect the Mortgaged Property, including making appraisals and environmental assessments, (ii) furnish all information Mortgagee reasonably requests relating to the development and operation of the Mortgaged Property,
(iii) permit Mortgagee to make copies of such information and (iv) permit Mortgagee to perform environmental assessments of the Mortgaged Property and in connection therewith to take away samples of air, building materials, soil and water. When an Event of Default exists, the prior notice described in the first sentence of this clause (f) shall not be required. The representatives of any Bank may accompany Mortgagee during any examination, visit, inspection or discussions under this clause (f).

                  Section 2.7. Indemnity. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (as defined below) from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense) (the "LOSSES") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) ownership of this Deed of Trust, the Mortgaged Property or any interest therein or receipt of any Rents;
(ii) any and all lawful action that may be taken by Mortgagee or any Bank in connection with the enforcement of the provisions of this Deed of Trust, the Notes or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Mortgagor, Borrower, any guarantor and/or any member, partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (iii) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iv) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (v) any failure on the part of Mortgagor to perform or be in compliance with any of the terms of this Deed of Trust; (vi) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (vii) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Deed of Trust, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Deed of Trust is made; (viii) any failure of the Mortgaged Property or any use



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 4
thereof to be in compliance with any Applicable Laws (as defined in Section 5 hereof); (ix) the enforcement by any Indemnified Party of the provisions of this
Section 2(g); (x) any and all claims and demands whatsoever which may be asserted against Mortgagee or any Bank by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (xi) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Debt evidenced by the Notes and secured by this Deed of Trust or any other Debt; (xii) any misrepresentation made by Mortgagor in this Deed of Trust or any other Loan Document; or (n) THE NEGLIGENCE OF ANY INDEMNIFIED PARTY, EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY. Any amounts payable to Mortgagee by reason of the application of this Section 2(g) shall become immediately due and payable upon demand and shall bear interest at the rate provided in the Notes for past due amounts from the date of demand to the date of payment. For purposes of this Section 2(g), the term "INDEMNIFIED PARTIES" means Mortgagee, the Banks and any person or entity who is or will have been involved in the origination of the Debt, any person or entity who is or will have been involved in the servicing of the Debt, any person or entity in whose name the encumbrances and security interests created by this Deed of Trust is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Debt as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Debt or the Mortgaged Property, whether during the term of the loan evidenced by the Notes or as a part of or following a foreclosure of this Deed of Trust and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Mortgagee's and the Banks' assets and business). This paragraph will survive the termination or foreclosure of this Deed of Trust.

                  Section 2.8. Mortgagee's Rights. If Mortgagor fails to perform any obligation under this Deed of Trust, Mortgagee may perform, but Mortgagee's performance will not waive Mortgagor's default. Without limiting the generality of the foregoing, if at any time Mortgagee is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Mortgagee shall have the right, without notice to Mortgagor, Borrower or any other party to take such action as Mortgagee deems necessary to protect its interest in the Mortgaged Property, including without limitation, the obtaining of such insurance coverage as Mortgagee in its sole discretion deems appropriate. If Mortgagee secures required insurance, Mortgagee may secure the insurance only in its own name and may insure only its interest in the Mortgaged Property.

                  Section 2.9. Mortgagor's Location and Name. The address set forth in Section 17 of this Deed of Trust is: (i) Mortgagor's chief executive office, if Mortgagor is not an individual and has more than one place of business; or (ii) Mortgagor's place of business if Mortgagor is not an individual and has only one place of business. If Mortgagor is a registered organization, it is organized under the laws of the state or foreign jurisdiction set forth under Mortgagor's certification below. If Mortgagor is a registered organization, Mortgagor's name as set forth above in this Deed of Trust is its correct name as indicated on the public record of Mortgagor's jurisdiction of organization which shows Mortgagor to have been organized. If Mortgagor uses any trade or assumed names, Mortgagor has properly filed of record in the appropriate filing offices all those trade names and has delivered to Mortgagee a list of all of Mortgagor's assumed or trade names. Mortgagor will promptly notify Mortgagee of any change in Mortgagor's location, name, identity, organizational structure or jurisdiction of organization.

         ARTICLE III. Collection and Application of Insurance and Condemnation Proceeds. Mortgagor assigns to Mortgagee all amounts received by Mortgagor or Mortgagee as proceeds of insurance and



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 5
proceeds of condemnation proceedings as additional security for the Debt. Mortgagor will promptly give Mortgagee notice of any material damage to or condemnation proceeding affecting the Mortgaged Property. Mortgagee may file or prosecute (or both) any insurance or condemnation claim. Mortgagee may collect and give receipts for any money payable under any insurance policy by reason of loss of or damage to the Improvements. Mortgagee may settle or compromise, on any terms and for any amount it selects, the liability of any insurance company or companies on any policy, and execute and deliver releases and discharges of liability binding Mortgagor and Mortgagee. Mortgagee may collect and give receipts for any money payable to Mortgagor because of condemnation proceedings affecting any Mortgaged Property. Mortgagor RELEASES Mortgagee and the Banks from any liability in connection with any settlement or compromise of any insurance or condemnation claim. Mortgagee may apply all insurance or condemnation proceeds, first to Mortgagee's expenses in connection with the insurance or condemnation claim, and second, at Mortgagee's discretion, either
(i) to the Debt in any order Mortgagee selects, or (ii) to the repair or improvement of the Mortgaged Property in any manner Mortgagee selects, applying the remaining money to the Debt in any order Mortgagee selects.

         ARTICLE IV. Environmental Matters.

                  Section 4.1. Definitions.

                           (I) "ENVIRONMENTAL REQUIREMENT" means any statute,
                  common law rule, rule, regulation, order, authorization (including any permit) or policy of any governmental authority relating to the environment, pollution, natural resources, health or safety, including the federal Clean Air Act, Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), Water Pollution Control Act, Resource Conservation and Recovery Act of 1976 ("RCRA"), Occupational Safety and Health Act, and the Texas Water Code and Texas Health & Safety Code, as each of such statutes and codes has been amended to date and may be amended from time to time.

                           (II) "HAZARDOUS MATERIAL" means any material, waste
                  or substance that is regulated, considered or identified as hazardous or toxic or as a pollutant or contaminant under any Environmental Requirement, including any "hazardous substance" under CERCLA, "solid waste" or "hazardous waste" under RCRA, petroleum, petroleum product, asbestos, polychlorinated biphenyls and radioactive materials.

                           (III) "ENVIRONMENTAL CLAIM" means any governmental or
                  private claim or action pursuant to any Environmental Requirement instituted or threatened against Mortgagor or relating to the Mortgaged Property, including any investigative, enforcement, cleanup, removal, containment or remedial action.

                  Section 4.2. Representation and Agreement. Mortgagor has conducted all customary or appropriate due diligence review of the Mortgaged Property relating to Environmental Requirements



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 6
and Hazardous Materials. Mortgagor will comply with all Environmental Requirements. Mortgagor will keep the Mortgaged Property free of all Hazardous Materials and will not permit any Hazardous Materials to be placed (in a storage tank or otherwise), installed, disposed of or released on the Mortgaged Property. If Mortgagor ever becomes aware that any Hazardous Material is located on, in, above or under the Mortgaged Property, Mortgagor will at Mortgagor's cost promptly remove all such Hazardous Materials in accordance with Environmental Requirements. Mortgagor will promptly notify Mortgagee if it becomes aware of any violation of the provisions of this paragraph or if any person or governmental entity notifies Mortgagor of any Environmental Claim.

                  Section 4.3. Indemnity. Mortgagor will indemnify Mortgagee and the Banks and hold Mortgagee and the Banks harmless against all liability, loss, cost or expense of any kind directly or indirectly relating to any Environmental Claim relating to the Mortgaged Property, any Environmental Requirement affecting the Mortgaged Property, and the presence of Hazardous Materials on the Mortgaged Property (whether or not the placement of the Hazardous Materials on the Mortgaged Property was within the control of Mortgagor or any affiliate). This paragraph will survive termination or foreclosure of this Deed of Trust.

         ARTICLE V. Compliance with Laws. Mortgagor shall promptly comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting or which may be interpreted to affect the Mortgaged Property, or the use thereof ("APPLICABLE LAWS"). Mortgagor shall from time to time, upon Mortgagee's request, provide Mortgagee with evidence satisfactory to Mortgagee that the Mortgaged Property and the use thereof comply with all Applicable Laws or are exempt from compliance with Applicable Laws. Mortgagor shall give prompt notice to Mortgagee of the receipt by Mortgagor of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

         ARTICLE VI. Advances and Attorneys' Fees. Mortgagor will pay, or reimburse Mortgagee for, all costs and expenses of every character incurred from time to time in connection with this Deed of Trust and the Debt, including costs and expenses incurred (a) for mortgage or recording taxes, (b) to satisfy any obligation of Mortgagor under this Deed of Trust or to protect the Mortgaged Property, (c) in connection with the evaluation, monitoring or administration of the Debt or the Mortgaged Property (whether or not an Event of Default has occurred), and (d) in connection with the exercise of Mortgagee's rights and remedies. Costs and expenses include reasonable fees and expenses of outside counsel and other outside professionals and charges imposed for the services of attorneys and other professionals employed by Mortgagee or its affiliates. Any amount owing under this Section will be due and payable on demand and will bear interest from the date of expenditure by Mortgagee until paid at the rate provided in the Notes for past due principal.

         ARTICLE VII. Events of Default; Acceleration; Appointment of Receiver. Each of the following events is called an "EVENT OF DEFAULT":

                  Section 7.1. Any "Event of Default," as defined in the Credit Agreement or any other Loan Document, occurs;

                  Section 7.2. Mortgagor fails to comply with or becomes subject to any administrative or judicial proceeding under any federal, state or local hazardous waste or environmental law, asset forfeiture or similar law which may result in the forfeiture of property, or other law where non-



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 7
compliance may have a significant effect on the Mortgaged Property or on Mortgagor's ability to pay any Debt;

                  Section 7.3. Mortgagee reasonably believes that there is a defect in Mortgagor's title to any of the Mortgaged Property, or any person (including Mortgagor) alleges that (i) a lien or encumbrance exists on any Mortgaged Property equal or superior to the lien of this Deed of Trust, other than Permitted Encumbrances, or (ii) the lien of this Deed of Trust is subject to a homestead claim or other claim, and in any such case Mortgagor fails, within 15 days after written demand by Mortgagee, to correct such title defect or to remove said lien, encumbrance, homestead claim or other claim, or a writ of execution is levied against the interest of Mortgagor in the Mortgaged Property; or

                  Section 7.4. Mortgagor sells, transfers, pledges, encumbers, grants a security interest in, or otherwise disposes of all or any part of or interest in the Land or the Improvements (including the granting of any easement), or if the title to all or any of the Mortgaged Property (other than items of personalty that have become obsolete or worn beyond practical use and that have been replaced by adequate substitutes owned by Mortgagor and having a value equal to or greater than the replaced items when new) becomes vested in any party other than Mortgagor, whether by operation of law or otherwise. Mortgagee may consent to any action under this paragraph in its discretion, and if it consents it may impose any requirements for consent that it wishes.

         If any Event of Default occurs, Mortgagee may, without demand, presentment or notice of any kind (including notice of default, notice of intent to accelerate the maturity of the Debt, or notice of actual acceleration), all of which Mortgagor waives, declare all of the Debt immediately due and payable, and may request that Trustee exercise any of Trustee's remedies under this Deed of Trust. In addition, if an Event of Default occurs, Trustee will be entitled as a matter of right to the appointment of a receiver or receivers of the Mortgaged Property, and of all its rent and other income. Notwithstanding the appointment of any receiver, Trustee will be entitled to the possession and control of any cash or instruments that this Deed of Trust requires Mortgagor to deliver or pay to Trustee. If an Event of Default occurs, Mortgagee may demand that Mortgagor surrender possession of the Mortgaged Property to Mortgagee. If Mortgagee takes possession of the Mortgaged Property, neither Mortgagee nor any Bank will be liable to Mortgagor for any rental of the Mortgaged Property, nor for any failure to rent or inadequacy of rental of the Mortgaged Property, nor for any damage to or waste of the Mortgaged Property, WHETHER OR NOT DUE TO MORTGAGEE'S OR ANY BANK'S NEGLIGENCE, except as a result of the gross negligence or willful misconduct of Mortgagee or such Bank.

         ARTICLE VIII. Terms of Assignment of Rents; Collection and Application of Rents. The transfer and assignment of the Rents provided for in this Deed of Trust is irrevocable. Mortgagee grants to Mortgagor a limited license (the "LICENSE") to possess and use the Leases and the Rents. If an Event of Default occurs, the License will automatically terminate. Thereafter, Mortgagee will have the absolute and continuing right (but not the obligation) to collect, demand, sue for, recover, receive and give receipts for any Rent. Neither Mortgagee nor any Bank has any responsibility to exercise diligence in collecting Rents. After deducting the expenses of collection, Mortgagee will apply the net proceeds of collection as a credit upon any portion of the Debt selected by Mortgagee, whether or not that portion of the Debt is due and payable. Mortgagor authorizes and directs any lessee of the Mortgaged Property to deliver any such payment to Mortgagee, and any lessee's obligation to Mortgagor will be absolutely discharged to the extent of its payment to Mortgagee. If Mortgagor receives any Rents after the termination of Mortgagor's license, Mortgagor will hold the Rents in trust for Mortgagee and immediately pay them to Mortgagee. Mortgagor will keep Rents segregated from all other funds. Mortgagee is not required to give any credit against the Debt for the assignment of rents until rents are actually paid to Mortgagee. Mortgagor's



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 8
obligations to Mortgagee will be discharged only to the extent that net Rents are received by Mortgagee and not disbursed to Mortgagor or paid by Mortgagee for expenses relating to the Land and Improvements. The assignment of rents will not cause Mortgagee to be a mortgagee-in-possession. If the License is terminated, Mortgagee's possession of the Rents will not act as a waiver of any default by Mortgagor or as an affirmance of any Lease by Mortgagee or any Bank if Mortgagee or any Bank later becomes the purchaser of the Mortgaged Property at any foreclosure sale. Mortgagee may at its option subordinate the lien of this Deed of Trust to any Lease. The assignment of rents will terminate upon termination of this Deed of Trust. If the Mortgaged Property is sold pursuant to the terms of this Deed of Trust, the assignment of rents will terminate and the purchaser of the Mortgaged Property will have the right to all Rents free of the assignment.

         ARTICLE IX. Trustee's Sale.

                  Section 9.1. If an Event of Default occurs, Trustee will, at the request of Mortgagee, sell all or any part of the Mortgaged Property as an entirety or in parcels, by one sale or by several sales held at one time or at different times, all as Trustee in Trustee's discretion elects. The sale will be made in accordance with Texas Property Code Section 51.002 or any successor statute. If the Land is situated in more than one county, then required notices will be given in both or all of such counties, the Mortgaged Property may be sold in either or any such county, and such notices shall designate the county where the Mortgaged Property will be sold. The affidavit of any person having knowledge of the facts to the effect that required notices were posted, filed or mailed will be prima facie evidence of the facts recited in the affidavit. The Trustee's deed at any such sale will be with general warranty, and Mortgagor will warrant and forever defend the title of the purchaser or purchasers. Mortgagee or any Bank may be the purchaser at any sale made hereunder, and credit the sale price against the Debt. Any deed so executed by Trustee will be prima facie proof of all factual matters stated in it. The purchaser or purchasers named in any such deed, and all persons subsequently dealing with the property purported to be thereby conveyed, will be fully protected in relying upon the truthfulness of factual matters stated in the deed. After any Trustee's sale, Mortgagor will surrender immediate possession and control of the property purchased to the purchaser. If Mortgagor fails to surrender possession, Mortgagor will be a tenant at will.

                  Section 9.2. Mortgagee may at any time before the sale direct Trustee to abandon the sale, and may at any time thereafter direct Trustee to again commence foreclosure. Whether or not foreclosure is commenced by Trustee, Mortgagee may at any time after an Event of Default occurs institute suit for collection of all or any part of the Debt or foreclosure of the lien of this Deed of Trust or both. If Mortgagee institutes suit for collection of the Debt and foreclosure of the lien of this Deed of Trust, Mortgagee may at any time before the entry of final judgment dismiss the same, and require Trustee to sell the Mortgaged Property in accordance with the provisions of this Deed of Trust. No single sale or series of sales under this Deed of Trust or by judicial foreclosure will extinguish the lien or exhaust the power of sale under this Deed of Trust except with respect to the items of property sold.

                  Section 9.3. Trustee will apply the proceeds of sale, first to the payment of all expenses of the sale, second to the payment of the Debt in any order Mortgagee chooses and third the balance, if any, to any person who is entitled to it. THIS PARAGRAPH DOES NOT GIVE ANY RIGHT, REMEDY OR CLAIM TO ANY HOLDER OF ANY OBLIGATION OR LIEN, OTHER THAN MORTGAGEE AND THE BANKS.

         ARTICLE X. Alternative Procedures under UCC. In addition to all other rights and remedies granted in this Deed of Trust, after an Event of Default occurs, Mortgagee will have all rights and remedies of a secured party after default under the UCC and other applicable law, including without limitation, the right to take possession of the Collateral, and for that purpose Mortgagee may enter upon



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 9
the Mortgaged Property and lawfully remove any Collateral. Mortgagee may require Mortgagor to assemble the Collateral and make it available to Mortgagee at a reasonably convenient place Mortgagee designates. Mortgagee may provide a copy of this Deed of Trust to any account debtor or other person liable on or having any interest in any Collateral. Except for the reasonable safe custody of any Collateral in its possession and accounting for moneys actually received by it and except as expressly provided in the UCC, Mortgagee will have no duty as to any Collateral, including any duty to preserve rights against prior parties. Mortgagee is not required to take possession of any Collateral prior to any sale, or to have any Collateral present at any sale. Mortgagee may sell part of the Collateral without waiving its right to proceed against the remaining Collateral. If any sale is not completed or is defective in the opinion of Mortgagee, Mortgagee may make a subsequent sale of the same Collateral. Any bill of sale or other record evidencing any foreclosure sale will be prima facie evidence of the factual matters recorded therein. If a sale of Collateral is conducted in conformity with customary practices of banks disposing of similar property, the sale will be deemed commercially reasonable, but Mortgagee will have no obligation to advertise or to sell Collateral on credit. However, if Mortgagee sells any of the Collateral upon credit, Mortgagor will be credited only with payments actually made by the purchaser, received by Mortgagee and applied to the indebtedness of the purchaser with respect to the sale. In the event the purchaser fails to pay for the Collateral, Mortgagee may resell the Collateral and Mortgagor shall be credited with the proceeds of the sale. In addition, Mortgagor waives any and all rights that Mortgagor may have to a judicial hearing in advance of the enforcement of any of Mortgagee's or any Bank's rights hereunder, including without limitation, its rights following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. By exercising its rights, neither Mortgagee nor any Bank will become liable for, and Mortgagor will not be released from, any of Mortgagor's duties or obligations under any accounts, general intangibles or Leases included in the Collateral. All remedies in this Deed of Trust are cumulative of any and all other legal, equitable or contractual remedies available to Mortgagee and the other Banks and any such remedies may be exercised simultaneously or in any order as determined by Mortgagee. Mortgagor irrevocably appoints Mortgagee as its attorney-in-fact to do all things Mortgagor is required to do under this Deed of Trust. This appointment is coupled with an interest and shall survive the death or disability of Mortgagor.

         ARTICLE XI. Standards for Exercising Remedies. To the extent that applicable law imposes duties on Mortgagee to exercise remedies in a commercially reasonable manner, Mortgagor acknowledges and agrees that it is not commercially unreasonable for Mortgagee (a) to fail to incur expenses reasonably deemed significant by Mortgagee to prepare any Collateral for disposition or otherwise to complete raw material for work-in-process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens on or any adverse claims against the Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Mortgagor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure Mortgagee against risks of loss, collection or disposition of Collateral or to provide Mortgagee a



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 10
guaranteed return from the collection or disposition of Collateral, (l) to the extent deemed appropriate by Mortgagee, to obtain the services of brokers, investment bankers, consultants and other professionals (including Mortgagee and its affiliates) to assist Mortgagee in the collection or disposition of any of the Collateral or (m) to comply with any applicable state or federal law requirement in connection with the disposition or collection of the Collateral. Mortgagor acknowledges that this Section is intended to provide non-exhaustive indications of what actions or omissions by Mortgagee would not be commercially unreasonable in Mortgagee's exercise of remedies against the Collateral and that other actions or omissions by Mortgagee shall not be deemed commercially unreasonable solely by not being included in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Mortgagor or to impose any duties upon Mortgagee that would not have been granted or imposed by this Deed of Trust or by applicable law in the absence of this Section.

         ARTICLE XII. Change of Trustee. Trustee may be removed at any time with or without cause, at the option of Mortgagee, by written declaration of removal executed by Mortgagee, without any notice to or demand upon Trustee, Mortgagor or any other person. If at any time Trustee is removed, dies or refuses, fails or is unable to act as Trustee, Mortgagee may appoint any person as successor Trustee hereunder, without any formality other than a written declaration of appointment executed by Mortgagee. Immediately upon appointment, the successor Trustee so appointed automatically will be vested with all the estate and title in the Mortgaged Property, and with all of the rights, powers, privileges, authority, options and discretions, and charged with all of the duties and liabilities, vested in or imposed upon Trustee by this instrument, and any conveyance executed by any successor Trustee will have the same effect and validity as if executed by the Trustee named in this Deed of Trust.

         ARTICLE XIII. Fair Market Value for Calculating Deficiencies. If Mortgagee sues Mortgagor, Borrower, any other party obligated on the Debt or any guarantor of any Debt to collect any deficiency owing after foreclosure of the Mortgaged Property, "fair market value" of the Mortgaged Property under Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as amended from time to time) (the "Deficiency Statutes") will be determined as follows:

                  Section 13.1. Any valuation of the Mortgaged Property will be based on "as is" condition on the foreclosure date, without any assumption or expectation that the Mortgaged Property will be repaired or improved in any manner before a resale of the Mortgaged Property after foreclosure.

                  Section 13.2. Any valuation will assume that the foreclosure purchaser desires resale of the Mortgaged Property for cash promptly (but no later than twelve months) following the foreclosure sale.

                  Section 13.3. All reasonable closing costs customarily borne by the seller in a commercial real estate transaction, including brokerage commissions, title insurance, a survey of the Mortgaged Property, tax prorations, attorney's fees, and marketing costs, will be deducted from the gross fair market value of the Mortgaged Property.

                  Section 13.4. Any valuation will further discount the gross fair market value of the Mortgaged Property to account for any estimated holding costs associated with maintaining the Mortgaged Property pending sale, including utilities expenses, property management fees, taxes and assessments, and other maintenance expenses.

                  Section 13.5. Any expert opinion testimony given or considered in connection with a determination of the fair market value of the Mortgaged Property must be given by persons who have at



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 11
least five years experience in appraising property similar to the Mortgaged Property and who have conducted and prepared a complete written appraisal of the Mortgaged Property taking into consideration the factors set forth above.

         ARTICLE XIV. All Security Cumulative; Subrogation; Waiver of Marshaling. The execution of this Deed of Trust does not impair any other security for the payment of any Debt. Mortgagee may take additional security for any Debt in the future without altering or impairing the lien of this Deed of Trust. Mortgagee may release any Mortgaged Property or any other security for the Debt without altering or impairing the lien of this Deed of Trust as to the Mortgaged Property not released. All present and future security will be cumulative. Mortgagee and the Banks shall be subrogated to all rights, liens or interests in any of the Mortgaged Property securing the payment of any obligation satisfied or paid off out of the proceeds of the loans evidenced by the Notes. Mortgagor waives any right of marshaling of assets or sale in inverse order of alienation, and all present or future appraisal rights and equity of redemption rights.

         ARTICLE XV. Limitations on Amount of Interest. Mortgagor and Mortgagee intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under the Debt or this Deed of Trust will never exceed the highest amount permitted by applicable law. If Mortgagee contracts for, charges or receives any excess interest, it will be deemed a mistake. Any unlawful contract or charge will be automatically reformed to conform to applicable law, and if Mortgagee has received excess interest, Mortgagee will either refund the excess to Mortgagor or credit the excess on the unpaid amounts owing under the Debt or this Deed of Trust. All amounts constituting interest will be spread throughout the full term of the Debt in determining whether interest exceeds lawful amounts.

         ARTICLE XVI. Financing Statement; Mortgagor's Covenants; Further Assurances. This Deed of Trust covers, among other Collateral, goods that are or are to become fixtures related to the Land and the Improvements. This Deed of Trust is to be filed in the real property records as a fixture filing, and may be filed as an initial financing statement in any other place which is necessary or desirable to perfect the security interests granted herein. The secured party is Mortgagee and the mailing address of the secured party is set forth in
Section 17. The debtor is Mortgagor and the mailing address of the debtor is set forth in Section 17. The first paragraph of this Deed of Trust indicates whether Mortgagor is an individual or an organization and if Mortgagor is an organization, its jurisdiction of organization and organizational identification number, if any. Mortgagor is the record owner of the Land and the Improvements. Mortgagee may file this Deed of Trust, or any financing statements or amendments thereto or other record wherever Mortgagee believes necessary or appropriate to perfect the security interests granted herein, including but not limited to any official filing office, or in any other recording or registration system. The financing statement or other record may (a) indicate the Collateral as being of an equal or lesser scope or with greater detail than set forth in this Deed of Trust and (b) contain any other information required by the UCC or other law regarding the notification of a security interest, lien, assignment or other right to direct disposition, for the sufficiency of the filing office's or other registrar's acceptance of any financing statement or amendments thereto or other record including (i) if Mortgagor is an organization, the type of organization and any organization identification number issued to Mortgagor and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Mortgagor ratifies its authorization for Mortgagee's filing of any financing statements covering the Collateral in any jurisdiction prior to the date hereof. A photographic or other reproduction of this Deed of Trust or any financing statement relating to this Deed of Trust will be sufficient as a financing statement. Mortgagor will take any action requested by Mortgagee to establish and maintain control by Mortgagee of any Collateral consisting of deposit accounts, letter of credit rights and investment property and to create, attach, perfect, protect, assure the first priority of and to enforce the liens and security interests granted hereunder.



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 12

         ARTICLE XVII. Notices. Except as otherwise provided, any notice, request or demand under this Deed of Trust must be in writing and will be sufficient if either delivered personally or deposited in the United States mail in a postpaid envelope addressed to the mailing address set forth below. A party may designate a different address by notice given in compliance with this Section. Any notice to Mortgagee must be sent or delivered to the officer named below or to another officer designated for receipt of such notices by Mortgagee. The names and mailing addresses of Mortgagor and Mortgagee are as follows:

                      Mortgagor:                                       Mortgagee:
             -----------------------------                    -----------------------------
             Horizon Health Corporation                       JPMorgan Chase Bank, as Agent
             1500 Waters Ridge Drive                          2200 Ross Avenue
             Lewisville, Texas 75057                          Dallas, Texas 75201
             Attn: Chief Financial Officer                    Attn.: Steve Lewis

         ARTICLE XVIII. Additional Agreements. This Deed of Trust benefits the successors, assigns and legal representatives of Trustee, Mortgagee and the Banks and binds any successors or transferees of Mortgagor (however, this provision does not permit Mortgagor to transfer the Mortgaged Property). Each reference to Mortgagor, Trustee, Mortgagee or any Bank includes their respective successors, assigns and legal representatives. No modification or waiver of this Deed of Trust will be effective unless in writing and signed by Mortgagee. Mortgagee and the Banks may waive any default without waiving any other prior or subsequent default. Neither Mortgagee's nor any Bank's failure to exercise or delay in exercising any rights under this Deed of Trust will not operate as a waiver of those rights. If any provision of this Deed of Trust is unenforceable or invalid, that provision will not affect the enforceability or validity of any other provision. If the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable, that application will not affect the legality or enforceability of the provision as to any other person or circumstance. If more than one person executes this Deed of Trust as Mortgagor, their obligations under this Deed of Trust are joint and several.

         ARTICLE XIX. Rules of Construction. The section headings or captions in this instrument are for convenience and are not a part of this Deed of Trust for any purpose. Any action permitted to Mortgagee or any Bank may be taken by any authorized officer, employee or agent of Mortgagee or such Bank, or any attorney, accountant, environmental consultant or other advisor or professional retained by Mortgagee or such Bank. Use of the term "including" does not imply any limitation on (but may expand) the antecedent reference. Unless the context clearly requires otherwise, the term "may" does not imply any obligation to act. Any reference to exhibits or schedules means the exhibits or schedules to this Deed of Trust, which are fully incorporated by reference into this Deed of Trust. Any reference to a particular document includes all modifications, supplements, replacements, renewals or extensions of that document, but this rule of construction does not authorize amendment of any document without Mortgagee's consent.

         ARTICLE XX. Security Interest Absolute. All rights of Mortgagee and the liens and security interests granted by this Deed of Trust, and all obligations of Mortgagor hereunder, are and will be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of the Credit Agreement, the Notes or any other Loan Document; (ii) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Debt or any other amendment or waiver of or any consent to any departure from the Credit Agreement or the Notes or any other Loan Document; (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Debt; or (iv) any other circumstance which



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 13
might otherwise constitute a defense available to, or a discharge of, any person liable for the Debt, the Borrower or a third party grantor of any lien or security interest.

         ARTICLE XXI. Waivers. Mortgagor waives all suretyship defenses that may lawfully be waived, including but not limited to notice of acceptance of this Deed of Trust, notice of the incurrence, acquisition or subordination of any Debt, credit extended, collateral received or delivered or other action taken in reliance on this Deed of Trust, notices and all other demands and notices of any description. With respect to both Debt and the Mortgaged Property, Mortgagor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect Mortgagee's security interest or lien in any of the Mortgaged Property, to the addition or release of any person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Mortgagee may deem advisable. To the extent not prohibited by applicable law, Mortgagor further waives (i) diligence and promptness in preserving liability of any person on the Debt, and in collecting or bringing suit to collect the Debt;
(ii) all rights, if any, of Mortgagor under Rule 31, Texas Rules of Civil Procedure, or Chapter 34 of the Texas Business and Commerce Code, or Section
17.001 of the Texas Civil Practice and Remedies Code; (iii) to the extent Mortgagor is subject to the Texas Revised Partnership Act ("TRPA"), compliance by Mortgagee with Section 3.05(d) of TRPA; (iv) notice of extensions, renewals, modifications, rearrangements and substitutions of the Debt; (v) failure to pay any of the Debt as it matures, any other default, adverse change in any obligor's or any Mortgagor's financial condition, release or substitution of collateral, subordination of Mortgagee's rights in any collateral, and every other notice of every kind. Nothing in this Deed of Trust is intended to waive or vary the duties of Mortgagee or the rights of Mortgagor or any obligor in violation of Section 9.602 of the UCC.

         ARTICLE XXII. No Oral Agreements. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         ARTICLE XXIII. JURY TRIAL WAIVER. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THAT MORTGAGOR OR MORTGAGEE MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS DEED OF TRUST OR THE DEBT. MORTGAGOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF MORTGAGEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT MORTGAGEE WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. MORTGAGOR ACKNOWLEDGES THAT MORTGAGEE HAS BEEN INDUCED TO ENTER INTO THIS DEED OF TRUST BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

         Mortgagor has executed this Deed of Trust on the date set forth in the acknowledgment below to be effective as of August 29, 2003.



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 14

         Mortgagor certification for all Non-individuals: Mortgagor certifies that it is organized under the laws of the State of Delaware.


                              HORIZON HEALTH CORPORATION


                              By:
                                 ----------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------
                                 Date Signed:
                                             ----------------------------------

         Mortgagee is executing this Deed of Trust solely to acknowledge its agreement to the Jury Waiver above, the notice given under Section 26.02 of the Texas Business and Commerce Code and to comply with the waiver requirement of TRPA. Mortgagee's failure to execute or authenticate this Deed of Trust will not invalidate this Deed of Trust.

JPMORGAN CHASE BANK, as Agent


By:
   -------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------



Exhibit A - Description of Land
Exhibit B - Permitted Encumbrances



THE STATE OF TEXAS          )
                            )
COUNTY OF DENTON            )

         This instrument was acknowledged before me on the 29th day of August, 2003, by ______________________________, a __________________ of Horizon Health
Corporation, a Delaware corporation, on behalf of said corporation.


                            ---------------------------------------------------
                            NOTARY PUBLIC, State of Texas
                            Printed Name of Notary:
                                                   ----------------------------

My commission expires:

----------------------



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 15

THE STATE OF TEXAS          )
                            )
COUNTY OF DALLAS            )

         This instrument was acknowledged before me on the 29th day of August, 2003 by __________, a ____________________ of JPMORGAN CHASE BANK, a New York
banking corporation on behalf of said banking corporation.


                            ---------------------------------------------------
                            NOTARY PUBLIC, State of Texas
                            Printed Name of Notary:
                                                   ----------------------------

My commission expires:

----------------------

Return to:

JPMorgan Chase Bank
Collateral Processing Unit
1111 Fannin Street
Mail Stop 1111 F 301
Houston, TX  77002



DEED OF TRUST, ABSOLUTE ASSIGNMENT OF RENTS, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 16

                                   Exhibit A

                               Description of Land

Being Lot 2D, in Block B, of WATERS RIDGE ADDITION, PHASE 1, an Addition to the City of Lewisville, Denton County, Texas, according to the Map thereof recorded in Cabinet L, Page 365, of the Plat Records of Denton County, Texas.


EXHIBIT A - Solo Page

                                    Exhibit B

                             Permitted Encumbrances


1. 43' building line, 10' building lines, 5' building lines, 30' setback line, 5' sidewalk and utility easement, 25' electric easement, 7.5' utility easements, 3' radius blanket fire hydrant easements, 2' radius blanket other appurtenances easements and 20' drainage easement as shown on the plat recorded in Cabinet L, Page 365, Plat Records of Denton County, Texas. [10]

2. Mineral estate and interest described in instrument filed 06/13/1952, recorded in Volume 380, Page 347, Deed Records of Denton County, Texas. Title to said interest not checked subsequent to the date thereof. [6]

3. Mineral estate and interest described in instrument filed 05/10/1972, recorded in Volume 645, Page 174, Deed Records of Denton County, Texas. Title to said interest not checked subsequent to the date thereof. [7]

4. 48" R.C.P. on the East and West lines of the lot as shown on survey dated October 5, 1995, prepared by Charles F. Starck, RPLS #5084. [16]



EXHIBIT B - Solo Page

                                    EXHIBIT B
                                       TO
                           HORIZON HEALTH CORPORATION
        FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                             Compliance Certificate


EXHIBIT B - Cover Page

                             COMPLIANCE CERTIFICATE
                                     for the
                     Fiscal Quarter ending ________ __, ____


To:      JPMorgan Chase Bank
         P.O. Box 660197
         Dallas, Texas 75266-0197
         Fax No.:  (972) 888-7837
         Telephone No.:  (972) 888-7802
         Attention:  D. Scott Harvey
                     Steve Lewis

Ladies and Gentlemen:

         This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 9.1(c) of that certain Second Amended and Restated Credit Agreement (as amended, the "Agreement") dated as of May 23, 2002, among the Horizon Health Corporation ("Parent"), Horizon Mental Health Management, Inc. ("Borrower"), the banks and lending institutions named therein (the "Banks") and JPMorgan Chase Bank, as agent for the Banks ("Agent"). All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement.

         The undersigned, as an authorized financial officer of Parent, and not individually, does hereby certify to the Agents and the Banks that:

1.       DEFAULT.

         No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described on the attached Exhibit A the nature thereof and the steps taken or proposed to remedy such Default.

2.      SECTION 9.1 - FINANCIAL STATEMENTS AND RECORDS

        (a) Annual audited financial statements of Parent           Yes  No  N/A
            and the Subsidiaries on or before ninety (90) days after the end of each Fiscal Year.

        (b) Quarterly unaudited financial statements of             Yes  No  N/A
            Parent and the Subsidiaries within forty-five
            (45) days after the end of each Fiscal Quarter

        (c) Financial Projections of Parent and Subsidiaries        Yes  No  N/A
            within forty-five (45) days after the beginning of each Fiscal Year.

3.      SECTION 9.10(d) - INSIGNIFICANT SUBSIDIARIES

        EBITDA for the Insignificant Subsidiaries for the
        most recently completed four Fiscal Quarter period
        not to exceed:                                      $  250,000

        Actual EBITDA for the Insignificant Subsidiaries for
        the most recently completed four Fiscal Quarter
        period:                                             $           Yes  No
                                                             ---------


Compliance Certificate - Page 1

4.      SECTION 9.10(e)  - RESTRICTED SUBSIDIARIES

        EBITDA for the Restricted Subsidiaries for the most
        recently completed four Fiscal Quarter period not to
        exceed 10% of line 12(f):                           $
                                                             ---------

        Actual EBITDA for the Restricted Subsidiaries for
        the most recently completed four Fiscal Quarter
        period:                                             $           Yes  No
                                                             ---------

5.      SECTION 10.1  - DEBT

        (a)  Purchase money not to exceed:                  $  500,000
             Actual Outstanding:                            $           Yes  No
                                                             ---------
        (b)  Guarantees of surety, appeal bonds, etc.       $1,000,000
             not to exceed:                                 $           Yes  No
             Actual Outstanding:                             ---------

        (c)  Aggregate Debt of newly acquired or
             merged Subsidiaries not to exceed:             $1,000,000
             Actual Outstanding:                            $           Yes  No
                                                             ---------
        (d)  Other Debt not to exceed:                      $  250,000
             Actual Outstanding:                            $           Yes  No
                                                             ---------

6.      SECTION 10.4 - RESTRICTIONS ON DIVIDENDS
        AND OTHER DISTRIBUTIONS

        The total aggregate amount of redemptions or
        repurchases exercised by employees and directors
        in connection with the exercise by such Person of
        stock options granted to such Person under
        Parent's benefit programs shall not exceed:
        During the Fiscal Year ending August 31, 2004       $2,000,000
        During any Fiscal Year thereafter                   $1,000,000
        Actual Expended:                                    $           Yes  No
                                                             ---------

7.      SECTION 10.5 - INVESTMENTS

        (a)  Aggregate amount of loans to physicians
             employed by a Subsidiary not to exceed
             (calculated net of bad debt reserve):          $  500,000
             Actual Outstanding:                            $           Yes  No
                                                             ---------

        (b)  Aggregate amount of investments in or
             contributions to wholly owned Subsidiaries
             not to exceed:                                 $  250,000

             Actual Outstanding:                            $           Yes  No
                                                             ---------

        (c)  Gross aggregate amount of loans, advances,
             and investments in or contributions to
             Valley Rehabilitation Hospital, LLP
             not to exceed:                                 $  250,000

             Actual Aggregate Amount:                       $           Yes  No
                                                             ---------

        (d) Aggregate amount of investments in HBS CA not to exceed the lesser of $1,500,000 or the minimum amount for compliance $ with minimum net worth


Compliance Certificate - Page 2
             requirements under Knox Keene Act:             $           Yes  No
                                                             ----------
             Actual Aggregate Amount:

        (e)  Aggregate amount of investments in Insights
             in addition to the Purchase Price paid for
             Insights not to exceed:                        $ 1,000,000
                                                            $           Yes  No
                                                             ----------
             Actual Aggregate Amount:

8.      SECTION 10.8 - ASSET DISPOSITIONS

        (a)  Aggregate book value of assets disposed
             during any 12-month period not to exceed:      $   500,000

        (b)  Total book value of asset dispositions for     $           Yes  No
             12-month period most recently ending:           ----------


9.      SECTION 10.11 - PREPAYMENT OF DEBT

        (a)  Aggregate amount of Debt, other than the
             Obligations, prepaid or optionally redeemed
             during period from the Closing Date to the
             Termination Date not to exceed:                $  300,000

                                                            $           Yes  No
        (b)  Total amount of Debt, other than the            ----------
             Obligations, prepaid or optionally redeemed:

10.     SECTION 11.1 - CONSOLIDATED NET WORTH

        (a)  Base Consolidated Net Worth                    $55,635,045

        (b)  The lesser of (i) $500,000 or (ii) aggregate   $
             amount of $ non-cash losses attributable to     ----------
             impairment of goodwill and incurred and
             reported on Parent's 8/31/02 financial
             statement for such fiscal year which have resulted from Parent's compliance with statement number 142 of FASB

        (c)  Cumulative positive Net Income since 5/31/03   $
             Fiscal Quarter end                              ----------

        (d)  50% of 10(c)                                   $
                                                             ----------
        (e)  Aggregate amount of net cash proceeds or       $
             other Capital Contribution to Parent since      ----------
             5/31/03

        (f)  the lesser of $7,500,000 or the aggregate      $
             amount paid by $ Parent for its repurchase      ----------
             of shares of its stock on the open market or through privately negotiated transactions pursuant to clause (iv) of Section 10.4

        (g)  Required Consolidated Net Worth: 10(a) minus   $
             10(b) plus 10(d) plus 10(e) minus 10(f)         ----------

        (h)  Actual Consolidated Net Worth                  $           Yes  No
                                                             ----------


11.     SECTION 11.2 - INDEBTEDNESS TO CAPITALIZATION

        (a)  Debt for borrowed money                        $
                                                             ----------


Compliance Certificate - Page 3

        (b)  Debt evidenced by bonds, notes, etc.           $
                                                             ----------
        (c)  Capital Lease Obligations                      $
                                                             ----------
        (d)  Reimbursement obligations for letters of       $
             credit                                          ----------

        (e)  Sum of 11(a) through 11(d)                     $
                                                             ----------
        (f)  Actual Consolidated Net Worth                  $
             (from Section 11.1)                             ----------

        (g)  11(e) plus 11(f)                               $
                                                             ----------
        (h)  11(f) : 11 (g) =                                     :1.00
                                                             -----
        (i)  Maximum Indebtedness to Capitalization           0.50:1.00  Yes  No

12.     SECTION 11.3 - FIXED CHARGE COVERAGE

        (a)  Parent and the Subsidiaries' Consolidated
             Net Income for last four Fiscal Quarters       $
             (from Schedule 1)                               ----------

        (b)  Plus provisions for tax                        $
                                                             ----------
        (c)  less benefit from tax                          $
                                                             ----------
        (d)  Plus interest expense                          $
                                                             ----------
        (e)  Plus amortization and depreciation             $
                                                             ----------
        (f)  Parent and the Subsidiaries' EBITDA:           $
             (12(a) plus 12(b) minus 12(c) plus              ----------
             12(d) plus 12 (e))

        (g)  provisions for taxes                           $
                                                             ----------
        (h)  plus benefit from taxes                        $
                                                             ----------
        (i)  minus cash dividends and other                 $
             distributions made on account of                ----------
             the Parent's capital stock

        (j)  aggregate amount of non-cash losses which      $
             have not already been excluded in               ----------
             determining Consolidated Net Income and
             which are attributable to impairment of
             Parent's goodwill incurred and reported by Parent on its financial statements which have resulted from Parent's compliance with statement number 142 of FASB

        (k)  Cash Flow                                      $
                                                             ----------
        (12(f) plus 12(h) minus 12(g) minus 12(i) plus
        12(j))


Compliance Certificate - Page 4

        (l)  Fixed Charges

             (i)   Cash interest expense for last four
                   Fiscal Quarters                          $
                                                             ----------
             (ii)  as of each date of determination (A)
                   prior to the Revolving Termination
                   Date, one-fifth of the outstanding
                   balance of Loans and (B) on and after
                   the Revolving Termination Date,
                   current maturities of long term debt
                   reflected on Parent's consolidated
                   balance sheet, excluding 2/3 of the
                   final principal installment due on the
                   Termination Date                         $
                                                             ----------
             (iii) Aggregate amount of Capital
                   Expenditures for last four Fiscal        $
                   Quarters                                  ----------

             (iv)  Payments made pursuant to Capital
                   Lease Obligations for last four Fiscal   $
                   Quarters                                  ----------

             (v)   Sum of 12(l)(i) through (iv)             $
                                                             ----------

        (m)  Actual Fixed Charge Coverage
             (12(k) : 12(l)(v))=                                  :1.00
                                                             -----
        (n)  Minimum Fixed Charge Coverage                    1.20:1.00  Yes  No

13.     SECTION 11.4 - INDEBTEDNESS TO ADJUSTED EBITDA

        (a)  Indebtedness (from 11(e))                      $
                                                             ----------
        (b)  Actual EBITDA (from 12(f))                     $
                                                             ----------
        (c)  Goodwill Impairment (from 12(j))               $
                                                             ----------
        (d)  Prior Period/Prior Target EBITDA; provided     $
             that, (i) the EBITDA for a Prior Target will    ----------
             not be included unless it can be established in a manner satisfactory to Agent based on financial statements of the Prior Target prepared in accordance with GAAP without adjustment for expense or other charges that will be eliminated after the acquisition;
             and (ii) if such Prior Target has become a Restricted Subsidiary, then in calculating its pro forma EBITDA, any income which could not be distributed to its parent as a result of restrictions arising under governing documents, agreement, applicable law or otherwise shall not be included

        (e)  Adjusted EBITDA (13(b) plus 13(c) plus         $
             13(d))                                          ----------

        (f)  13(a) : 13(e)                                        :1.00
                                                             -----
        (g)  Maximum Indebtedness to Adjusted EBITDA
             allowed by Credit Agreement                     2.25:1.00  Yes  No


14.     SECTION 11.6 - MANAGED CARE CONTRACTS

        (a)  Gross revenue during the immediately           $
             preceding 12 month period from contracts        ----------
             providing exclusively for managed care

        (b)  Gross revenue during the immediately           $
             preceding 12 month $ period from the managed    ----------
             care portions of contracts providing for EAS and managed care

        (c)  Total Managed Care Gross Revenue (14(a) plus   $
             (14(b))                                         ----------


Compliance Certificate - Page 5

        (d)  Total Gross Revenue during such 12 month       $
             period                                          ----------

        (e)  35% of 14(d)                                   $
                                                             ----------

        (f)  Maximum Permitted Gross Revenue from
             Managed Care Contracts                         14(c) > 14(e) Yes No

15.     ATTACHED SCHEDULES

        Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

16.     FINANCIAL STATEMENTS

        The unaudited financial statements attached hereto were prepared in accordance with GAAP (excluding footnotes) and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

17.     CONFLICT

        In the event of any conflict between the definitions or covenants contained in the Credit Agreement and as they may be interpreted or abbreviated in the Compliance Certificate, the Credit Agreement shall control.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this _______ day of ______________, ______.


                                           HORIZON HEALTH CORPORATION



                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


Compliance Certificate - Page 6

                                   Schedule 1
                                       to
                             Compliance Certificate

                         Parent Consolidated Net Income
                 for period ______________ to _________________


1.   GAAP for Parent (the "Subject Person") excluding the following
     consolidated net income                                        $
                                                                     ----------
     (a)  extraordinary gains or losses or nonrecurring revenue or
          expenses                                                   ----------

     (b)  gains on sale of securities
                                                                     ----------
     (c)  losses on sale of securities
                                                                     ----------
     (d)  any gains or losses in respect of the write-up of any asset at greater than original cost or write-down at less than
          original cost;                                             ----------

     (e)  any gains or losses realized upon the sale or other
          disposition of property, plant, equipment or intangible
          assets which is not sold or otherwise disposed of in the
          ordinary course of business;                               ----------

     (f)  any gains or losses from the disposal of a discontinued
          business;                                                  ----------

     (g)  any net gains or losses arising from the extinguishment of
          any debt;                                                  ----------

     (h)  any restoration to income of any contingency reserve for long term asset or long term liabilities, except to the
          extent that provision for such reserve was made out of
          income accrued during such period;                         ----------

     (i)  the cumulative effect of any change in an accounting
          principle on income of prior periods;                      ----------

     (j)  any deferred credit representing the excess of equity in any acquired company or assets at the date of acquisition over
          the cost of the investment in such company or asset;       ----------

     (k)  the income from any sale of assets in which the book value of such assets prior to their sale had been the book value
          inherited;                                                 ----------

     (l)  the income (or loss) of any Person (other than a subsidiary)
          in which the Subject Person or a subsidiary has an ownership interest; provided, however, that (i) Consolidated Net
          Income shall include amounts in respect of the income of
          such Person when actually received in cash by the Subject
          Person or such subsidiary in the form of dividends or
          similar distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all investments,
          regardless of the form thereof, made by the Subject Person or any of its subsidiaries in such Person for the purpose of
          funding any deficit or loss of such Person;                ----------


Schedule 1 to Compliance Certificate - Page 1

     (m)  the income (or loss) of any Restricted Subsidiary; provided, however, that (i) Consolidated Net Income shall include
          amounts in respect of the income of such Restricted
          Subsidiary when actually received in cash by the Parent in the form of dividends or similar distributions and (ii)
          Consolidated Net Income shall be reduced by the aggregate
          amount of all investments, regardless of the form thereof, made by the Parent or any of its Subsidiaries in such
          Restricted Subsidiaries for the purpose of funding any
          deficit or loss of such Restricted Subsidiary;             ----------

     (n)  the income of any subsidiaries to the extent the payment of such income in the form of a distribution or repayment of
          any Debt to the Subject Person or a Subsidiary is not
          permitted, whether on account of any restriction in by-laws, articles of incorporation or similar governing document, any agreement or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such
          Subsidiary;                                                ----------

     (o)  any reduction in or addition to income tax expense resulting from an increase or decrease in a deferred income tax asset
          due to the anticipation of future income tax benefits;     ----------

     (p)  any reduction in or addition to income tax expense due to the change in a statutory tax rate resulting in an increase or decrease in a deferred income tax asset or in a deferred
          income tax liability;                                      ----------

     (q)  any gains or losses attributable to returned surplus assets of any pension-benefit plan or any pension credit
          attributable to the excess of (i) the return on pension-plan assets over (ii) the pension obligation's service cost and
          interest cost;                                             ----------

     (r)  the income or loss of any Person acquired by the Subject
          Person or a subsidiary for any period prior to the date of
          such acquisition; and                                      ----------

     (s)  the income from any sale of assets in which the accounting basis of such assets had been the book value of any Person acquired by the Subject Person or a subsidiary prior to the date such Person became a subsidiary or was merged into or
          consolidated with the Subject Person or a subsidiary.      ----------

TOTAL:
                                                                     ==========


Schedule 1 to Compliance Certificate - Page 2

                            SCHEDULE 1.1(a)
                                  TO
                      HORIZON HEALTH CORPORATION
   FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                         Revolving Commitments

                         BANK                                    AMOUNT
                         ----                                    ------

1.       JPMorgan Chase Bank                                    $20,000,000

2.       Bank of America, National Association                  $20,000,000

3.       Wells Fargo Bank Texas, National Association           $20,000,000
                                                                -----------

                           Total                                $60,000,000
                                                                ===========


Schedule 1.1(a) to Fourth Amendment to Second Amended and Restated Credit Agreement - Solo Page

                                  SCHEDULE 8.6
                                       TO
                           HORIZON HEALTH CORPORATION
        FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                           Rights in Properties; Liens

Owned Locations:

Name of Obligated Party      Street Address         City      State  Zip Code
-----------------------  -----------------------  ----------  -----  --------

Horizon Health           1500 Waters Ridge Drive  Lewisville  Texas   75057
Corporation

Real Property Descriptions:

Description for 1500 Waters Ridge Drive, Lewisville, Texas 75057
Being Lot 2D, in Block B, of WATERS RIDGE ADDITION, PHASE 1, an Addition to the City of Lewisville, Denton County, Texas, according to the Map thereof recorded in Cabinet L, Page 365, of the Plat Records of Denton County, Texas.


Schedule 1.1(a) to Fourth Amendment to Second Amended and Restated Credit Agreement - Solo Page

                                  SCHEDULE 8.14
                                       TO
                           HORIZON HEALTH CORPORATION
        FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                              List of Subsidiaries

                           I. FIRST TIER SUBSIDIARIES

                                                                                                         Equity       Equity Issued
    Subsidiary                Parent     % Ownership     Type        Jurisdiction         Type         Authorized    and Outstanding
    ----------                ------     -----------     ----        ------------         ----         ----------    ---------------

1.  Mental Health Outcomes,
    Inc.                      Borrower      100%      Corporation      Delaware      Common stock         10,000             1,000
                                                                                     $.01 par value

2.  Specialty Rehab
    Management, Inc.          Parent        100%      Corporation      Delaware      Common stock         10,000             9,494
                                                                                     $.01 par value

3.  Horizon Mental Health
    Management, Inc.
    ("Borrower")              Parent        100%      Corporation      Texas         Common stock          1,000             1,000
                                                                                     $.01 par value

4.  Horizon Behavioral
    Services, Inc. ("HBS")    Parent        100%      Corporation      Delaware      Common stock        1,000             1,000
                                                                                     $.01 par value


5.  ProCare One Nurses, LLC   Parent        100%      Limited          Delaware      Membership              N/A               N/A
                                                      liability                      Interest
                                                      company



Schedule 8.14 to Fourth Amendment to Second Amended and Restated Credit Agreement - List of Subsidiaries

                            SECOND TIER SUBSIDIARIES


                                                                                                         Equity       Equity Issued
    Subsidiary                Parent     % Ownership     Type        Jurisdiction         Type         Authorized    and Outstanding
    ----------                ------     -----------     ----        ------------         ----         ----------    ---------------
6.  HHMC Partners, Inc.
    ("HHMC")                  Borrower      100%      Corporation      Delaware      Common stock          10,000           1,000
                                                                                     $.10 par value


7.  HMHM of Tennessee, Inc.   Borrower      100%      Corporation      Tennessee     Common stock          10,000           1,000
                                                                                     $.01
                                                                                     par value

8.  FPMBH of Texas, Inc.      HBS           100%      Corporation      Delaware      Common stock           1,000           1,000
    ("Texas")                                                                        $.01 par value

9.  Florida Psychiatric
    Associates, LLC
                              HBS           100%      Limited          Florida       Membership               N/A             N/A
                                                      liability                      Interest
                                                      company

10. Horizon Behavioral
    Services of California,
    Inc.                      HBS           100%      Corporation      California    N/A                   10,000           1,000

11. Occupational Health
    Consultants of America,
    LLC ("OHCA")              HBS           100%      Limited          Tennessee     Membership               N/A             N/A
                                                      liability                      Interest
                                                      company

12. Horizon Behavioral
    Services IPA, Inc.        HBS           100%      Corporation      New York      Common stock             200             100
                                                                                     $.01 par value

13. Horizon Behavioral
    Services of New Jersey,
    Inc.                      HBS           100%      Corporation      New Jersey    Common stock          10,000           1,000
                                                                                     $.01 par value
14. Horizon Behavioral
    Services of New York,
    Inc.                      HBS           100%      Corporation      New York      Common stock             200             100
                                                                                     $.01 par value



Schedule 8.14 to Fourth Amendment to Second Amended and Restated Credit Agreement - List of Subsidiaries

                           II. THIRD TIER SUBSIDIARIES


                                                                                                         Equity       Equity Issued
    Subsidiary                Parent     % Ownership     Type        Jurisdiction         Type         Authorized    and Outstanding
    ----------                ------     -----------     ----        ------------         ----         ----------    ---------------
15.  FPM Behavioral Health
     Services, Inc.            Texas          100%    Non-Profit      Delaware       Membership              None            None
                                                      Corporation                    Interest

16.  AHG Partnership           HHMC            60%    General          Texas         General                  N/A             N/A
                                                      Partnership                    partner
                                                                                     Interest

17   Employee Assistance
     Services, Inc.            OHCA           100%    Corporation      Kentucky      Common                 2,000             100
                                                                                     No par value

18.  Horizon Behavioral
     Services of Florida,
     LLC                       HBS            100%    Limited          Florida       Membership               N/A             N/A
                                                      liability                      Interest
                                                      company

19.  Health and Human
     Resource Center, Inc.
     d/b/a Integrated
     Insights                  HBS            100%    Corporation      California    Common stock          10,000           1,000

20.  Employee Assistance
     Programs International,
     LLC                       HBS            100%    Limited          Colorado      Membership Interest      N/A              NA
                                                      liability
                                                      company


The organizational structure of Parent and the Subsidiaries can be graphically depicted as reflected on Schedule 8.14A.


Schedule 8.14 to Fourth Amendment to Second Amended and Restated Credit Agreement - List of Subsidiaries

                                 SCHEDULE 8.14A
                                       TO
                           HORIZON HEALTH CORPORATION
        FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                              Organizational Chart

                                    (CHART)




Schedule 8.14A to Fourth Amendment to Second Amended and Restated Credit Agreement - List of Subsidiaries

                                  SCHEDULE 10.1
                                       TO
                           HORIZON HEALTH CORPORATION
        FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                      Debt


NONE.


Schedule 10.1 to Fourth Amendment to Second Amended and Restated Credit Agreement - Debt - Solo Page

                                  SCHEDULE 10.2
                                       TO
                           HORIZON HEALTH CORPORATION
        FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                 Existing Liens


NONE.



Schedule 10.2 to Fourth Amendment to Second Amended and Restated Credit Agreement - Solo Page

                                  SCHEDULE 10.5
                                       TO
                           HORIZON HEALTH CORPORATION
        FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                              Existing Investments



NONE.



Schedule 10.5 to Fourth Amendment to Second Amended and Restated Credit Agreement - Existing Investments - Solo Page